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                                                                    Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Millennium Chemicals Inc. (the "Company") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on March 25, 2003 and as amended by the Company's Form 10-K/A filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John E. Lushefski, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 12, 2003

                                                    /s/ JOHN E. LUSHEFSKI
                                                 -------------------------------
                                                      John E. Lushefski
                                                  Executive Vice President
                                                 and Chief Financial Officer


This certification, which is required by Section 906 of the Sarbanes-Oxley Act of 2002, is "furnished" to the Securities and Exchange Commission in accordance with Item 601(b)(32)(ii) of Regulation S-K, 17 CFR 229.601(b)(32)(ii)).